Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Report”) of Hancock Park Corporate Income, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Kyle Spina, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Kyle Spina
Name:	Kyle Spina
Date:	May 8, 2026